AXA PREMIER VIP TRUST – MULTIMANAGER MID CAP VALUE PORTFOLIO

SUPPLEMENT DATED DECEMBER 31, 2010 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2010

This Supplement updates certain information contained in the Summary Prospectus dated May 1, 2010 of the Multimanager Mid Cap Value Portfolio of AXA Premier VIP Trust (“Trust”). You should read this Supplement in connection with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about changes in sub-advisers to the Multimanager Mid Cap Value Portfolio (“Portfolio”).

The legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus as supplemented May 1, 2010, June 7, 2010, July 20, 2010, July 28, 2010, August 1, 2010, August 13, 2010, September 20, 2010 and December 31, 2010 and Statement of Additional Information (“SAI”), dated May 1, 2010, as supplemented August 1, 2010 and December 31, 2010, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2009, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-888-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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Effective January 14, 2011, Wellington Management Company LLP (“Wellington”) will no longer serve as a sub-adviser to an allocated portion of the Portfolio. At that time, Diamond Hill Capital Management, Inc. and Knightsbridge Asset Management, LLC will be added as additional sub-advisers to the Portfolio. AXA Equitable Life Insurance Company will remain as investment manager to the Portfolio and BlackRock Investment Management, LLC and Tradewinds Global Investors, LLC will remain as sub-advisers to the Portfolio. Each new sub-adviser expects to realign its respective Active Allocated Portion of the Portfolio to reflect its proprietary investment techniques. As a result, during this transition period, the Portfolio may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions.

Effective January 14, 2011, all references in the Prospectus to Wellington as a sub-adviser to the Portfolio are hereby deleted.

As a result, the following information has been added to the section entitled “Who Manages the Portfolio” of the Summary Prospectus:

Sub-Adviser: Diamond Hill Capital Management, Inc.

Portfolio Managers:

Name	Title	Date Began Managing a Portion of the Portfolio
Chris Welch, CFA	Portfolio Manager	January 2011
Tom Schindler, CFA	Assistant Portfolio Manager	January 2011
Chris Bingaman, CFA	Assistant Portfolio Manager	January 2011

Sub-Adviser: Knightsbridge Asset Management, LLC

Portfolio Manager:

Name	Title	Date Began Managing a Portion of the Portfolio
John Prichard, CFA	Principal and Portfolio Manager	January 2011